SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON DC  20549

                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934




                               December 20, 2003
                       ---------------------------------
                       (Date of earliest event reported)




                     Bion Environmental Technologies, Inc.
            -----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter




         Colorado                  001-31437               84-1176672
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   (State of Incorporation)    (Commission File No.)     (I.R.S. Employer
                                                         Identification No.)




              18 East 50th Street, 10th Floor, New York, NY  10022
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             (Address and Zip Code of Principal Executive Offices)




       Registrant's telephone number including area code: (212) 758-6622
















ITEM 5.  OTHER EVENTS

OFFICE ADDRESS/OFFICE CLOSING

     Effective January 1, 2004 the Company (including all of its subsidiaries) is closing its office in New York City. The Company's main corporate office will be located at the home address of the Company's president, Mark A. Smith, at 1775 Summitview Way, PO Box 566, Crestone, Colorado 81131. All employees and consultants to the Company (including its subsidiaries) will work from their homes or private business offices. Telephone messages will be taken at 212-758-6622 and mail addressed to the former New York City office will be forwarded to a mail drop at P.O. Box 323, Old Bethpage, N.Y. 11804 to be sorted by our former office manager. The Company, which reentered the development stage over the past 24 months, is no longer engaged in any business activities in New York.

AMENDMENT TO BION DAIRY CORPORATION ('DAIRY') DOCUMENTS

     Effective on December 20, 2003, Dairy, the Company and a majority in principal of the holders of Dairy's Series A Convertible Notes ('Notes'), who included Chris-Dan LLC ($600,000), an affiliate of Dominic Bassani, the General Manager of Dairy, Mark A. Smith ($65,000), president of Dairy, the Company, and each of our subsidiaries, Centerpoint Corporation ($400,000), and Anthony Orphanos ($150,000), amended the terms of the Notes (and the other documents related thereto) as set forth at Exhibit 10.1 hereto. See Exhibit
10.1 to our Current Report on Form 8-K dated August 25, 2003 for the form of the original documents that were amended.

FORM 15

     The Company intends to file a Form 15 with the Securities & Exchange Commission to terminate its reporting obligations under the Securities Exchange Act of 1934 because we have fewer than 500 shareholders of record and we have had less than $10,000,000 of assets for the last three years.

CENTERPOINT CORPORATION

     Our majority-owned subsidiary Centerpoint Corporation intends to take steps to facilitate delivery of the 1,900,000 shares of our restricted common stock that it owns ("Bion Shares") to its shareholders of record on December 31, 2003(including the Company) during the 2004 calendar year. However, there is no assurance such delivery will take place. If appropriate, Centerpoint will escrow the Bion Shares for the benefit of its shareholders of record as of December 31, 2003 pending such delivery.

TEXAS INSTALLATION

     During late November/early December 2003 we installed and began operating additional aeration units and additional screening units at the second generation Bion Nutrient Management System ("NMS") on the Devries Dairy in Texas (which milks approximately 1150 cows). Initial start-up occurred during July 2003, the biology of this installation began to mature in the early fall of 2003 and the installation has now been modified to optimize performance. The purpose of this installation is to demonstrate the capacity of our second

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generation NMS to remove nutrients (primarily nitrogen and phosphorus) from the waste stream. Verifiable results are anticipated during the first calendar quarter of 2004. We consider the success of this system at the Devries Dairy in Texas to be extremely important in demonstrating the effectiveness of the Bion NMS and essential for the Company's survival and success.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following documents are filed as exhibits to this Form 8-K:

     Exhibit No.   Description

         10.1      Amendment (dated December 20,2003) to
                   the Bion Dairy Notes and related documents




                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BION ENVIRONMENTAL TECHNOLOGIES, INC.


Date: December 29, 2003              By: /s/ Mark A. Smith
                                        -----------------------------------
                                        Mark A. Smith, President
























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